SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 May 17, 2005
   Date of Report ..........................................................
                       (Date of earliest event reported)

                  DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC
   .........................................................................
            (Exact name of registrant as specified in its charter)


     State of Michigan                 333-123226               38-3536414
.............................................................................
(State or other jurisdiction          (Commission)             (IRS Employer
    of incorporation)                   File No.)           Identification No.)


              27777 Inkster Rd., Farmington Hills, Michigan 48334
                ..............................................
                   (Address of principal executive offices)


Registrant's telephone number, including area code (248) 512-3990

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events
          ------------
Item 8.01.  Other Events.

     The Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Citibank, N.A. is attached hereto as Exhibit 25.4.


Section 9 Financial Statements and Exhibits
          ---------------------------------
Item 9.01.  Financial Statements and Exhibits.


     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


     (a) Financial statements of businesses acquired;

         None

     (b) Pro forma financial information:

         None

     (c) Exhibits:

         Exhibit 25.4

                                  SIGNATURES
                                  ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DAIMLERCHRYSLER SERVICES
                                           NORTH AMERICA LLC



Date: May 17, 2005                         By: /s/ B. C. Babbish
                                               --------------------------
                                               B. C. Babbish
                                               Assistant Secretary

                                 EXHIBIT INDEX
                                 -------------


Exhibit
  No.          Description of Exhibit
-------        ----------------------

 25.4 The Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Citibank, N.A. is attached hereto as
               Exhibit 25.4.